August 11, 2015

Pzena Mid Cap Focused Value Fund

A series of Advisors Series Trust

Investor Class PZVMX
Institutional Class PZIMX

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated June 28, 2015

Effective immediately, Mr. Manoj Tandon will no longer serve as a portfolio manager to the Pzena Mid Cap Focused Value Fund (the “Fund” or the “Mid Cap Fund”).  Thereafter, please disregard all references to Mr. Manoj Tandon in the Summary Prospectus, Prospectus, and SAI.

Effective immediately, Mr. John Flynn will serve as a portfolio manager to the Fund.  Accordingly, effectively immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

•	The “Portfolio Managers” section on page 3 of the Fund’s Summary Prospectus and page 3 of the Fund’s Prospectus is deleted and replaced with the following:

Portfolio Managers.  Mr. Richard Pzena (Managing Principal, Chief Executive Officer and Co-Chief Investment Officer), Mr. John Flynn (Principal and Portfolio Manager) and Mr. Eli Rabinowich (Principal and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Mid Cap Fund’s portfolio.  Messrs. Pzena and Rabinowich have managed the Fund since its inception in 2014 and Mr. Flynn has managed the Fund since August, 2015.

•	The following paragraph is added to the “Mid Cap Fund” section on page 21 of the Fund’s Prospectus:

John Flynn, Principal and Portfolio Manager
Mr. Flynn joined the Adviser in 2005 and currently serves as a Portfolio Manager for the Adviser.  Mr. Flynn has co-managed the Mid Cap Focused Value strategy for the Adviser since 2015.  Mr. Flynn earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

•	The first paragraph of the section titled “Portfolio Managers” beginning on page 33 of the SAI is replaced with the following:

The portfolio managers primarily responsible for the day-to-day management of the Mid Cap Fund are Messrs. Richard Pzena, John Flynn, and Eli Rabinowich.  The portfolio managers primarily responsible for the day-to-day management of the Emerging Markets Fund are Mr. John Goetz and Mmes. Allison Fisch, Caroline Cai and Mr. Rakesh Bordia.  The portfolio managers primarily responsible for the day-to-day management of the Long/Short Fund are Messrs. Eli Rabinowich, TVR Murti and Manoj Tandon.  Each has managed their respective Fund(s) since the Fund’s inception in March 2014, except Mr. Tandon has managed the Long/Short Fund since July 2014, Mr. Bordia has managed the Emerging Markets Fund since April 2015 and Mr. Flynn has managed the Mid Cap Fund since August 2015.  The following tables show the number of other accounts (not including the Funds) managed by each portfolio manager and the total assets in the accounts managed within various categories as of February 28, 2015, except that the information for Mr. John Flynn is as of June 30, 2015.

•	The following table is added on page 35 of the SAI in the section titled “Portfolio Managers”:

John Flynn

Type of Accounts	Number of Accounts (excluding the Funds)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Registered Investment Companies	2	$16,494,694	0	$0
Other Pooled Investments	9	$21,539,281	0	$0
Other Accounts	31	$1,228,533,894	1	$6,772,197

•	The following information is added in the section titled “Securities Owned in the Funds by Portfolio Managers” on page 36 of the Fund’s SAI:

As of June 30, 2015, Mr. Flynn beneficially owned between $50,001 – $100,000 of equity securities in the Mid Cap Fund.

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.